                                                                   EXHIBIT 99.04

First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000


                                                                  FIRST USA








                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 FIRST USA BANK

                 -----------------------------------------------

                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-3

                 -----------------------------------------------

                   Monthly Period:                    07/01/96 to
                                                      07/31/96
                   Distribution Date:                 08/15/96
                   Transfer Date:                     08/14/96

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-3 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly
     Distribution.

     1.   The total amount of the distribution to
          Certificateholders per $1,000 original
          certificate principal amount                        $       4.95138889

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount                        $       4.95138889

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal on
          the Certificates, per $1,000 original
          certificate principal amount                        $       0.00000000





MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-3
Page 2


B.   Information Regarding the Performance of the
     Trust.

     1.   Collection of Principal Receivables.

          The aggregate amount of Collections of
          Principal Receivables processed during the
          Collection Period which were allocated in respect of the Certificates

                                             Principal
                                            Collection
                                               Rate                $ Amount
                                           ------------       ------------------
                                                  10.25%      $    76,844,503.08

     2.   Collection of Finance Charge Receivables.

          The aggregate amount of Collections of
          Finance Charge Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                             Finance
                                           Charge Yield            $ Amount
                                           ------------       ------------------
          Periodic Finance Charges                15.05%      $     9,403,555.97
          Discount Receivables                     1.62%      $     1,012,136.33
                                           ------------       ------------------
          Total                                   16.67%      $    10,415,692.30


     3.   Principal Receivables / Investor Percentages

          (a)  The aggregate amount of Principal
               Receivables in the Trust as of the last
               day of the Collection Period                   $16,580,878,508.60

          (b)  (1) Invested Amount as of the last day
               of the Collection Period                       $   750,000,000.00

               (2) The CCA Amount as of the last day of
               the Collection Period                          $             0.00

          (c)  (1) The Floating Investor Percentage:
               The Invested Amount plus the CCA Amount
               set forth in paragraph 3(b) above as a
               percentage of the aggregate amount of
               Principal Receivables set forth in
               paragraph 3(a) above (finance charge &
               defaults)                                                   4.523%

               (2) The Floating Investor Percentage:
               The Invested Amount as a percentage of
               the aggregate amount of Principal
               Receivables (principal collections)                         4.523%

          (d)  During the Amortization Period: The
               Invested Amount plus the CCA Amount as
               of _______ (the last day of the
               Revolving Period)                                             N/A





MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-3
Page 3

          (e)  The Fixed/Floating Allocation
               Percentage: The Amount set forth in
               paragraph 3(d) above as a percentage of
               the aggregate amount of Principal
               Receivables set forth in paragraph 3(a)
               above                                                         N/A

     4.   Delinquent Balances.

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Collection Period

                                                                  Aggregate
                                            % of Total             Account
                                           Outstandings            Balance
                                           ------------       ------------------
          (a) 35 - 64 days                         1.57%      $   268,728,870.50
          (b) 65 - 94 days                         1.02%      $   174,113,131.46
          (c) 95 - 124 days                        0.74%      $   126,531,431.97
          (d) 125 - 154 days                       0.60%      $   102,556,018.17
          (e) 155 or more days                     0.95%      $   161,426,298.32
                                           ------------       ------------------
                         Total                     4.88%      $   833,355,750.42
                                           ============       ==================

     5.   Monthly Investor Default Amount.

          (a)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Collection
               Period allocable to the Invested Amount
               Amount (the "Monthly Investor Default
               Amount")                                       $     2,894,995.34

     6.   Investor Charge-Offs & Reimbursements of
          Charge-Offs.

          (a)  The aggregate amount of Investor
               Charge-Offs during the Collection
               Period                                         $             0.00

          (b)  The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the
               effect of reducing, pro rata, the amount
               of each Certificateholder's investment)        $             0.00

          (c)  The aggregate amount of Investor Charge-
               Offs reimbursed on the Transfer Date           $             0.00

          (d)  The amount set forth in paragraph 6(c)
               above, per $1,000 interest (which will
               have the effect of increasing, pro rata,
               the amount of each Certificateholder's
               investment)                                    $             0.00




MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-3
Page 4


     7.   Investor Servicing Fee.

          The amount of the Investor Monthly Servicing
          Fee payable by the Trust to the Servicer for
          the Collection Period                               $       937,500.00

     8.   Withdrawal from Cash Collateral Account.

          The amount to be withdrawn from Cash
          Collateral Account. on the related
          Distribution date.                                  $             0.00

     9.   Cash Collateral Amount.

          The Available Cash Collateral Amount as of the close of business on the related
          Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                       Total                  $    97,500,000.00

          The Required Cash Collateral Amount as of the close of business on the related Distribution
          Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                       Total                  $    97,500,000.00

     10.  Funds on Deposit in Cash Collateral Account

          The aggregate amount of funds on deposit in
          the Cash Collateral Account pursuant to
          Section 2.11(a)(viii) of the Amended Loan
          Agreement on such Distribution Date                 $     4,935,073.69


     11.  Series 1993-3 Guaranty Amount

          (a)  The Available Series 1993-3 Guaranty
               Amount on such Distribution Date               $    15,000,000.00

          (b)  The Required Series 1993-3 Guaranty
               Amount on such Distribution Date               $    15,000,000.00




MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-3
Page 5


     12.  The Available Series 1993-3 Loan Amount

          The Available Series 1993-3 Loan Amount on
          such Distribution Date                              $    77,564,926.31

     13.  The Economic Payout Amount

          The Economic Payout Amount, if any, for such
          Distribution Date                                   $             0.00

     14.  The Pool Factor.

          The Pool Factor (which represents the ratio
          of the amount of the Investor Interest on the
          last day of the Collection Period to the
          amount of the Investor Interest as of the
          Closing Date). The amount of a
          Certificateholder's pro rata share of the
          Investor Participation Amount can be
          determined by multiplying the original
          denomination of the holder's Certificate by
          the Pool Factor
                                                                      1.00000000

     15.  The Portfolio Yield

          The Portfolio Yield for the related Monthly
          Period                                                           12.03%

     16.  The Base Rate

          The Base Rate for the related Monthly Period                      7.75%














MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                              FIRST USA BANK
                              as Servicer


                              By:  /s/ W. Todd Peterson
                                   ------------------------------------
                                   W. Todd Peterson
                                   Vice President